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                                                                   Exhibit 10.16

                        AUGUST TECHNOLOGY CORPORATION

                  1998 BOARD OF DIRECTOR COMPENSATION PLAN


                     ARTICLE 1.       ESTABLISHMENT AND PURPOSE

     a. ESTABLISHMENT. August Technology Corporation (the "Company") hereby establishes a plan providing for the compensation of certain eligible directors of the Company and its subsidiaries. This plan shall be known as the 1998 Board Compensation Plan (the "Board Compensation Plan").

     b. PURPOSE. The purpose of this Board Compensation Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as directors, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its long-term economic objectives.

                            ARTICLE 2.  DEFINITIONS

     The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

     a. "AWARD" means the grant of cash compensation or Options by the Board of Directors of the Company.

     b.        "BOARD" means the Board of Directors of the Company.

     c.        "CODE"  means the Internal Revenue Code of 1986, as amended.

     d. "COMMON STOCK" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 below.

     e. "ELIGIBLE PERSONS" means individuals who are (I) directors and who are also employees of the Company, and (ii) Non-Employee Directors of the Company.

     f. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.



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     g.        "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to a Recipient pursuant to the Company's 1997 Stock Option Plan that qualifies as an incentive stock option within the meaning of
          Section 422 of the Code.

     h. "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company or any Subsidiary.

     i. "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Recipient pursuant to the Company's 1997 Stock Option Plan that does not qualify as an Incentive Stock Option.

     j.        "OPTION" means an Incentive Stock Option or a Non-Statutory Stock
          Option.

     k. "PERSON" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.

     l. "PLAN" means this 1998 Board of Director Compensation Plan, as may be amended from time to time.

     m. "RECIPIENT" means an Eligible Person who receives one or more awards of cash compensation or Options under the Company's 1997 Stock Option Plan.

     n.        "SECURITIES ACT" means the Securities Act of 1933, as amended.

     o. "SUBSIDIARY" means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 424(f) of the Code).

                          ARTICLE 3.       ADMINISTRATION

     The Plan shall be administered by the Board or by a Committee of the Board consisting of not less than two persons. Members of a Committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of its members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of the Committee may be taken without a meeting if unanimous written consent thereto is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to such a Committee, if established. From and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, no member of the Committee shall be eligible, or shall have been eligible at any



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time within the lesser of one year or the period since the Company first registered a class of its equity securities under Section 12 of the Exchange Act, to receive an Incentive Stock Option or a Non-Statutory Stock Option under the Plan, unless pursuant to action taken by a majority of the entire Board, with such Committee member abstaining from participating in such action.

     In accordance with the provisions of this Plan, the Committee shall select the Recipients from Eligible Persons; shall determine the type and amount of the Award granted pursuant to the Plan, the time at which such Awards are granted, if the Awards consist of Options, the Option exercise price, Option period and the manner in which each such Option vests or becomes exercisable; and shall fix such other provisions as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Recipients which shall evidence the particular terms, conditions, rights and duties of the Company and the Recipients under Awards granted pursuant to the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. With the consent of the Recipient affected thereby, the Committee may amend or modify the terms of any outstanding Award in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect.

     Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Recipients and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

           ARTICLE 4.  EFFECTIVE DATE OF THE BOARD COMPENSATION PLAN

     a. EFFECTIVE DATE. The Board Compensation Plan is effective as of October 14, 1998, the effective date it was adopted by the Board.

     b. PRIORITY OF THE BOARD COMPENSATION PLAN. The Board Compensation Plan hereby supersedes and replaces any prior compensation plan applicable to any Board member in his or her capacity as a Board member.

             ARTICLE 5.  AWARDS UNDER THE BOARD COMPENSATION PLAN

     Compensation Awards to members of the Company's Board of Directors shall be as stated on Schedule 1 attached hereto as may be amended and/or supplemented from time to time. Any Options awarded pursuant to this Board Compensation Plan shall be governed by the terms of the Company's 1997 Stock Option Plan and any Option agreement issued in accordance therewith.



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                           ARTICLE 6.  MISCELLANEOUS

     a. GOVERNING LAW. The Board Compensation Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

     b. GENDER AND NUMBER. Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     c. CONSTRUCTION. Wherever possible, each provision of this Board Compensation Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Board Compensation Plan shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Board Compensation Plan.

     d. SUCCESSORS AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Board Compensation Plan.

     e. SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Board Compensation Plan, any agreement evidencing an Award and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.



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                                      Schedule 1
                              Board Compensation Awards

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 Name of Director                      Compensation Award
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 James A. Bernards                     Non-statutory option to purchase 15,000
                                       shares of the Company's Common Stock at
                                       $1.80 per share, having an duration of
                                       5 years from date of grant, vesting on
                                       a level basis of 33 1/3% immediately,
                                       and 33 1/3% on the 1st and 2nd
                                       anniversary of the date of grant,
                                       provided Recipient is still a director
                                       at such time.

                                       Non-statutory option to purchase 5,000
                                       shares of the Company's Common Stock at
                                       the fair market price as determined by
                                       the Board of Directors at the time of
                                       grant, options to be granted at the end
                                       of each calendar year, assuming
                                       optionee continues to serve as a
                                       director, with the 1998 grant to enjoy
                                       a strike price of $1.80 per share,
                                       having a duration of 5 years from date
                                       of grant and vesting immediately at
                                       time of grant.
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 Roger Gower                           Non-statutory option to purchase 15,000
                                       shares of the Company's Common Stock at
                                       $1.80 per share, having an duration of
                                       5 years from date of grant, vesting on
                                       a level basis of 33 1/3% immediately,
                                       and 33 1/3% on the 1st and 2nd
                                       anniversary of the date of grant,
                                       provided Recipient is still a director
                                       at such time.

                                       Non-statutory option to purchase 5,000
                                       shares of the Company's Common Stock at
                                       the fair market price as determined by
                                       the Board of Directors at the time of
                                       grant, options to be granted at the end
                                       of each calendar year, assuming
                                       optionee continues to serve as a
                                       director, with the 1998 grant to enjoy
                                       a strike price of $1.80 per share,
                                       having a duration of 5 years from date
                                       of grant and vesting immediately at
                                       time of grant.
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 Bradley Slye                          Non-statutory option to purchase 15,000
                                       shares of the Company's Common Stock at
                                       $1.80 per share, having an duration of
                                       5 years from date of grant, vesting on
                                       a level basis of 33 1/3% immediately,
                                       and 33 1/3% on the 1st and 2nd
                                       anniversary of the date of grant,
                                       provided Recipient is still a director
                                       at such time.

                                       Non-statutory option to purchase 15,000
                                       shares of the Company's Common Stock at
                                       $1.80 per share, in recognition of
                                       three year's past service, having an
                                       duration of 5 years from date of grant,
                                       vesting immediately.

                                       Non-statutory option to purchase 5,000
                                       shares of the Company's Common Stock at
                                       the fair market price as determined by
                                       the Board of Directors at the time of
                                       grant, options to be granted at the end
                                       of each calendar year, assuming
                                       optionee continues to serve as a
                                       director, with the 1998 grant to enjoy
                                       a strike price of $1.80 per share,
                                       having a duration of 5 years from date
                                       of grant and vesting immediately at
                                       time of grant.
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